Index Funds

SUPPLEMENT DATED DECEMBER 8, 2015 TO

THE PROSPECTUS DATED APRIL 17, 2015

Effective immediately, the following information replaces the “Investment Adviser” portion of the information found in the section titled “FUND MANAGEMENT” on pages 7 and 8 of Index Funds Prospectus dated April 17, 2015:

The Investment Adviser

The Index Group, Inc., located at 1155 Kelly Johnson Blvd., Suite 111, Colorado Springs, Colorado 80920, is the Investment Adviser for the Fund (the “Adviser”). The Adviser currently provides investment advisory services for individuals, trusts, estates and institutions. The Adviser commenced operations in 2004, and is registered as an investment adviser with the Securities and Exchange Commission.

The Adviser makes the day-to-day investment decisions and continuously reviews and administers the Fund’s investment program. For the investment advisory services provided by the Adviser, the Adviser is entitled to receive advisory fees from the Fund at the annual rate of 0.25% of the Fund’s daily net assets pursuant to an advisory agreement between Index Funds, a Delaware statutory trust (the “Trust”) and the Adviser. The Advisory Agreement was approved by the Board at an in-person meeting held on June 13, 2014, and has an initial term of two years. The Board may thereafter extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ended September 30, 2015.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.30% of the Fund’s average daily net assets for No Load class Shares. This agreement is in effect through July 31, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE